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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 9, 2005



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

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
                        Michigan                                                     38-1999511
(State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification No.)

             25505 W. Twelve Mile Road, Suite 3000                                      48034-8339
                     Southfield, Michigan                                               (Zip Code)
            (Address of Principal Executive Offices)
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       Registrant's telephone number, including area code: (248) 353-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) On February 9, 2005, Credit Acceptance Corporation (the "Company") executed Amendment No. 2, dated January 21, 2005, to the Loan and Security Agreement, dated September 30, 2003, among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, Variable Funding Capital Corporation, and Wachovia Capital Markets, LLC. The amendment increases the facility advance rate and modifies certain other covenants required under the Loan and Security Agreement, which governs the Company's revolving warehouse line. The amendment is attached as Exhibit 4(f)(65) to this Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  4 (f)(65) Amendment No. 2, dated January 21, 2005, to the Loan and Security Agreement, dated September 30, 2003, among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, Variable Funding Capital Corporation, and Wachovia Capital Markets, LLC.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CREDIT ACCEPTANCE CORPORATION
                                                  (Registrant)

                                                  By: /s/ Douglas W. Busk
                                                  -----------------------
                                                  Douglas W. Busk
                                                  Treasurer
                                                  February 11, 2005


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                                INDEX OF EXHIBITS


EXHIBIT NO.                          DESCRIPTION
-----------   ------------------------------------------------------------------
 4 (f)(65)    Amendment No. 2, dated January 21, 2005, to the Loan and Security
              Agreement, dated September 30, 2003, among the Company, CAC
              Warehouse Funding Corporation II, Wachovia Bank, National
              Association, Variable Funding Capital Corporation, and Wachovia
              Capital Markets, LLC.